UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): March 15, 2024

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective March 17, 2024, Dustin DeMaria and Mark J. Smith were appointed to the Board of Directors (the “Board”) of CVR Energy, Inc. (the “Company”). In addition, Mr. DeMaria was appointed to the Board’s Compensation Committee, and Mr. Smith was appointed to the Board’s Environmental, Health & Safety Committee, as well as to the Board’s Special Committee – Strategic.

In connection with Mr. Smith’s appointment, the Board affirmatively determined that he qualifies as independent under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). As of the date of his appointment, there were no transactions involving the Company and Mr. Smith that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no arrangement or understanding exists between Mr. Smith and any other person pursuant to which he was selected as a director. Mr. Smith will be entitled to receive compensation for his board and committee service in accordance with the compensation program in place for other non-employee directors, as previously disclosed by the Company.

Mr. DeMaria is employed by Icahn Enterprises L.P. (“IEP”) and was selected as a director of the Company as a result of his role with IEP. The Company and IEP are each indirectly controlled by Carl C. Icahn, and IEP and its affiliates indirectly own approximately 66% of the outstanding shares of common stock of the Company. As of the date of his appointment, Mr. DeMaria is not a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K, and there are no other arrangements or understandings between him and any other persons pursuant to which he was selected as a director. Mr. DeMaria will not receive compensation for his service on the Board or its committees as long as he is employed by IEP or its affiliates.

Messrs. Smith and DeMaria will enter into the Company’s standard form of indemnification agreement pursuant to which the Company is required to indemnify each of Messrs. Smith and DeMaria against certain liabilities that may arise by reason of their service as a director and to advance certain expenses to them. The form of the indemnification agreement has been filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

On and effective March 15, 2024, Hunter C. Gary resigned from the Board and from its Compensation Committee and Environmental, Health & Safety Committee. The resignation of Mr. Gary from the Board and such committees was for personal reasons and was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. In connection with the foregoing matters, the Board increased the number of directors comprising its members from six to seven directors.

Item 8.01. Other Matters.

Representatives of IEP discuss from time to time with the Company’s and/or its subsidiaries’ management, directors, stockholders and other parties the Company’s and its subsidiaries’ performance, business, strategic direction, capital structure, prospects and management, as well as other ways of maximizing stockholder value, which may include extraordinary transactions.

Representatives of IEP and the Company consider from time to time, and currently are considering potential strategic transactions available to the Company and its subsidiaries, which may include the acquisition of additional entities, assets or businesses, including the acquisition of material amounts of refining assets through negotiated mergers and/or stock or asset purchase agreements by the Company or its subsidiaries. Entities affiliated with IEP may participate in such acquisitions, including by providing financing to the Company or its subsidiaries through the acquisition of additional equity of the Company and/or its subsidiaries, providing loans to the Company and/or its subsidiaries or otherwise.

In addition, representatives of IEP and the Company consider from time to time, and currently are considering strategic options involving CVR Partners, LP, a controlled subsidiary of the Company (“CVR Partners”), which may include the acquisition of some or all of the outstanding publicly held common units of CVR Partners by entities affiliated with IEP or the Company or a combination of such entities and the Company or other affiliated entities, the sale of CVR Partners or the Company’s interest therein or other transactions. Any such acquisition, sale or transaction could be effectuated through open market purchases, tender or exchange offers, exercise of the limited call right contained in CVR Partners’ limited partnership agreement, value-enhancing partnerships, negotiated merger transactions, privately negotiated transactions, sale transactions or otherwise. CVR Partners’ common units are listed on the NYSE under the symbol “UAN.” As of the date hereof, the Company, through its wholly owned subsidiaries, owns approximately 36.8% of the outstanding common units of CVR Partners and 100%

of the interest in CVR Partners’ general partner, CVR GP, LLC, which holds a non-economic general partner interest in CVR Partners.

There is no assurance that any of the aforementioned or other transactions will develop or materialize, or if they do, as to their timing.

As previously disclosed, on and effective March 17, 2024, the Company appointed Mr. Smith and James M. Strock, another independent member of the Board, to the Board’s Special Committee – Strategic, which was formed as a committee of independent directors to consider, evaluate and negotiate on behalf of the Company certain of the potential strategic transactions discussed above.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current expectations, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the strategic options discussed above. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “propose,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. There is no assurance that the Company will pursue or eventually complete any of the strategic options discussed above. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, those described in “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and those identified from time to time in the Company’s other filings with the SEC. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary